UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

April 13, 2016

Algodon Wines & Luxury Development Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On April 13, 2016, Algodon Wines & Luxury Development Group, Inc. (the “Company or “AWLD”) posted an Investor Presentation on its website which includes results of the Company’s operations and financial condition as of December 31, 2015 and projections for the period ending December 31, 2016.

The information furnished under this Item 2.02, including the Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) except as shall be expressly set forth by reference to such filing. Further, the information in this Item 2.02, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act.

Item 8.01 Other Events.

On April 13, 2016, the Company issued a press release announcing information regarding the eligibility of its common stock for deposit with The Depository Trust Company. A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Investor Presentation dated April 13, 2016.
99.2	Press release dated April 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of April 2016.

Algodon Wines & Luxury Development Group, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO